HERTZ GLOBAL 3Q 2019 Earnings Call November 5, 2019 HOLDINGS, INC. 8:30 am ET

Forward Looking Statements Certain statements made within this presentation contain forward-looking statements. Forward- looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of November 5, 2019, and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its third quarter 2019 results issued on November 4, 2019, and the Risk Factors and Forward-Looking Statements sections of the Company’s 2018 Annual Report on Form 10-K filed on February 25, 2019. Copies of these filings are available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 1

Non-GAAP Measures and Key Metrics THE FOLLOWING NON-GAAP MEASURES1 AND KEY METRICS1 WILL BE USED IN THE PRESENTATION: ▪ Adjusted Corporate EBITDA ▪ Total RPD ▪ Adjusted Corporate EBITDA Margin ▪ Total RPU ▪ Adjusted Net Income (Loss) ▪ T&M Rate ▪ Adjusted Diluted EPS ▪ Depreciation Per Unit Per Month ▪ Adjusted Free Cash Flow ▪ Average Vehicles ▪ Vehicle Utilization ▪ Transaction Days 1Definitions and reconciliations of non-GAAP measures and definitions of key metrics are provided in the Company’s third quarter 2019 press release issued on November 4, 2019 and as an exhibit to the Company’s Form 8-K filed on November 5, 2019. 2

Agenda BUSINESS FINANCIAL RESULTS OVERVIEW OVERVIEW Kathryn Marinello Jamere Jackson President & Chief Executive Officer Chief Financial Officer Hertz Global Holdings, Inc. Hertz Global Holdings, Inc. 3

Driving Sustainable Revenue and Earnings Growth Execution Excellence Driving Productivity and Operating Efficiency Sustaining Top Line Momentum; ▪ Customer Experience Executing Growth Initiatives ▪ ▪ Leveraging Scale Disciplined Fleet Management ▪ ▪ Investing in Brand, Product, Service ▪ Streamlining Processes Technology and Innovation ▪ ▪ Value-Added Services ▪ Centralizing Maintenance AI-Enabled Revenue Management ▪ TNC Growth ▪ Optimizing Procurement ▪ Delivery 4

QUARTERLY Jamere Jackson Chief Financial Officer OVERVIEW Hertz Global Holdings, Inc.

3Q:19 Consolidated Results $ in millions, except per share data 3Q:19 3Q:18 YoY Results Results Inc/(Dec) GAAP Total revenues $2,836 $2,758 3% Net income attributable to Hertz Global $169 $141 20% Diluted earnings per share $1.26 $1.47 (14%) Weighted-average shares outstanding: diluted1 134M 96M Non-GAAP Adjusted Corporate EBITDA $392 $351 12% Adjusted Corporate EBITDA Margin 14% 13% 110 bps Adjusted Net Income $214 $180 19% Adjusted Diluted EPS $1.60 $1.88 (15%) 1Diluted shares outstanding have been adjusted to give effect to the Company’s equity rights offering as shown in the Appendix and as further described in the Company’s third quarter 2019 press release issued on November 4, 2019. 6

3Q:19 U.S. RAC U.S. RAC (YoY quarterly results) Performance Overview: 1 Total Revenue Transaction Days ▪ Revenue +6%, +5% ex-TNC • Days +5%, +3% ex-TNC 10% 10% 7% 9% 6% 6% 5% 7% 6% 4% • Strong demand: ✓ All brands ✓ 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 Business and leisure ✓ Airport and off-airport Total RPD T&M Rate 6% • RPD +1%, +2% ex-TNC 5% 3% 3% 3% 4% ✓ Airport and off-airport 3% 2% ✓ Value-added services 1% 1% • RPU impacted by cargo van in-fleeting for 4Q:19 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 ▪ Growth Drivers Total RPU 3% 3% 3% • Revenue management capabilities 2% • Accelerated growth in TNC and cargo vans • Brand-building marketing (1%) • Great fleet and customer service 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 ▪ Adjusted EBITDA $269M, +$61M YoY 1TNC is transportation network companies that provide ride-hailing services. 7

3Q:19 U.S. RAC Fleet U.S. RAC Fleet Fleet Management Execution: Depreciation Per Unit Per Month YoY 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 ▪ Depreciation Per Unit Per Month (5%) YoY (5%) • Fleet procurement strategy • Retail car sales channel unit growth (13%) (15%) (15%) (15%) • Residual value market strength • Opportunistic fleet rotations Average Vehicles YoY • Growth in TNC extends asset life 7% 7% 6% 6% 5% ▪ Average vehicle growth to support higher demand 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 • Core rental fleet • TNC fleet Vehicle Utilization • Cargo van and truck in-fleeting for holiday season 81% 81% 79% 82% 79% 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 8

3Q:19 U.S. RAC Retail Vehicle Sales Initiative U.S. RAC Vehicle Disposition Channel Top 10 Used-Vehicle Retailer Nationally1 Auction 29% Dealer Direct ▪ Retail sales volume 3Q +9%; same-store sales +2% 36% ▪ High-margin ancillary retail sales revenue +11% ▪ 86 Retail locations in the U.S. 35% Retail ▪ Preferred fleet mix drives higher residual values ▪ Investing in web-based customer experience ▪ World-class sales team and capability +9% ▪ Opportunity to grow beyond RAC dispositions 26k 24k 3Q:18 3Q:19 1Source: Automotive News – Top 150 dealer groups based in the U.S. (based on number of units) 9

3Q:19 International RAC International RAC (YoY quarterly results)1 Performance Overview: Revenue Transaction Days 4% 4% 2% ▪ Revenue flat on a constant currency basis 2% 0% (1%) • RPD +1%, Days (2%) 0% 0% 0% (2%) 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 • Improved pricing in APAC and Europe • Europe market softness Total RPD T&M Rate 3% ▪ Adjusted EBITDA $115M 3% 1% 1% 2% 2% 0% ▪ Key focus areas: (1%) (2%) (2%) • Improving revenue management tools 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 • Upgrading fleet mix • Investing in brand-building marketing Total RPU 1% 1% 1% • Driving operating productivity (1%) (3%) 3Q:18 4Q:18 1Q:19 2Q:19 3Q:19 1Results shown are in constant currency. Constant currency for 2019 periods are based on December 31, 2018, foreign currency exchange rates. Constant currency for 2018 periods are based on December 31, 2017, foreign currency exchange rates. 10

DEBT, LIQUIDITY & Jamere Jackson Chief Financial Officer CASH FLOW OVERVIEW Hertz Global Holdings, Inc.

3Q:19 Debt, Liquidity and Cash Flow Hertz Global Consolidated $ in millions Overview: Pro Forma Non-Vehicle Debt Maturity Profile1 ▪ Liquidity of $860M at September 30, 2019 ▪ De-levered balance sheet by $700M in Q3:19: • $750M equity rights offering $1,250 • Paid off 2020 senior notes; $700M • Refinanced 2021 unsecured sr. notes to 2026; $500M $1,167 $14 ▪ Net Corporate Leverage 5.1x $800 $618 $500 • Down 4 turns LTM $500 $3 $14 $14 ▪ Expect 2019 positive Adjusted Free Cash Flow 2019 2020 2021 2022 2023 2024 2026 • Operating cash flow Senior RCF and Stand Alone L/C Facility Term Loan • Residual values Senior Second Priority Secured Notes Senior Notes 1 As of September 30, 2019. Excludes $27M of promissory notes due 2028 and $18M of other non-vehicle debt. 12

Heading Into 2020 Sustaining Top Line Momentum ▪ Investing in Brand, Product, Service Expanding Margins & ▪ Customer Experience Operational Efficiency Innovating For The Future ▪ Productivity / Cost Out ▪ Value-Added Services ▪ Connected Cars ▪ SG&A ▪ TNC Growth ▪ Digital Customer Experience ▪ Disciplined Fleet Management ▪ Delivery Service Providers ▪ Enabling New Business Models ▪ Asset Efficiency ▪ Retail Car Sales Opportunities 13

Q&A

Appendix Shares in millions Weighted-Average Shares Outstanding 3Q:19 3Q:18 Basic weighted-average shares outstanding (excluding the impact of the equity rights offering) 84 84 Equity rights offering adjustment(1) 2 12 New shares issued under the equity rights offering(2) 47 - Basic weighted-average shares outstanding 133 96 Dilutive stock options, RSU’s and PSU’s 1 - Diluted weighted-average shares outstanding 134 96 1 Reflects the impact of the equity rights offering subscription period, weighted in 2019 for July 1 through consummation of the rights offering on July 18. 2 Reflects the weighted-average impact of the issuance of 57.9 million shares from the equity rights offering on July 18, 2019. 15